EXHIBIT 32

Certification of Principal Executive Officer and Principal Financial Officer

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Jae Whan Yoo and Lonny D. Robinson hereby certify as follows:

1. They are the Principal Executive Officer and Principal Financial Officer, respectively, of Center Financial Corporation.

2. The Form 10-Q of Center Financial Corporation for the Quarter Ended September 30, 2007 (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o (d)) and the information contained in the report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Center Financial Corporation.

Dated: October 24, 2007	/S/ JAE WHAN YOO
Jae Whan Yoo President & Chief Executive Officer (Principal Executive Officer)

Dated: October 24, 2007	/S/ LONNY D. ROBINSON
Lonny D. Robinson Executive Vice President & Chief Financial Officer (Principal Financial Officer)